Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
Commitments and Contingencies

5. Commitments and Contingencies

Operating Leases

Future minimum rental payments at December 31, 2010 under non-cancellable operating leases for office space that expires in 2017 and equipment that expires in 2012 are as follows (in thousands):

Year	Amount
2011	$149
2012	$193
2013	$185
2014	$189
2015	$194
2016 and thereafter	$299
Total	$1,209

Rental expense was approximately $179,000 and $264,000 in 2010 and 2009, respectively.

Litigation and Claims

In October 2010, the Company received a letter from an attorney representing two stockholders (one of whom, Dolores Maloof, is a significant stockholder) (the “Claimants”), asserting claims for breach of contract and fraud in connection with transactions and occurrences in 2005 and 2009. The letter concerns a Warrant Agreement entered into by the Company and the Claimants in August 2005. Pursuant to the Warrant Agreement, if certain initial financing were to be obtained for the Company’s wholly owned subsidiary, InterScan (formerly named Guided Therapeutics, Inc.), the Claimants would receive warrants to purchase an aggregate number of shares of InterScan common stock equal to 7.5% of the outstanding InterScan common stock as of the closing of the such InterScan financing. The Warrant Agreement further provides that if, prior to such financing, the Company were to license or sell its cervical cancer detection technology, the Company would remit to the Claimants an aggregate of 7.5% of the net proceeds of such license or sale. The Claimants, through their attorney, allege that the warrants are now issuable to them under the terms of the Warrant Agreement. In that regard, the Claimants have alleged that the name change by the Company from SpectRx, Inc. to Guided Therapeutics, Inc., which occurred in 2008, coupled with subsequent financings, supports their claim. In the alternative, the Claimants assert that the Warrant Agreement was modified by an agreement with the Company in 2009, and under such modification they are entitled to warrants to purchase 2.6 million shares of common stock of the Company at a nominal exercise price, a 2% royalty on certain future product sales, and 3% of any proceeds should the Company be sold. The Company in a letter issued by its attorneys on November 5, 2010, has responded to the Claimants’ demands, denying the validity of each. The Company’s response states that the closing of a financing of InterScan was a condition precedent under the express terms of the Warrant Agreement to the issuance of the warrants that the Claimants allege are owed them and that such financing has never occurred. Further, the Company denies that any agreement to modify the Warrant Agreement was ever made as the Claimants assert, and also denies that any wrongdoing was committed in connection with the change of the Company’s name. Although no lawsuit has been filed by Claimants, the Claimants have stated an intention to file suit if a settlement cannot be reached. Although the Company has denied the validity of these claims, there is no guarantee that the Company’s defense would succeed if it is sued, and the Company may be have to pay damages awards or otherwise may enter into settlement arrangements in connection with these claims.

In addition, from time to time, the Company may be involved in various other legal proceedings and claims arising in the ordinary course of business. The disposition of these additional matters, which may occur, individually or in the aggregate, is not expected to have a material adverse effect on the Company’s financial condition. However, depending on the amount and timing of such disposition, an unfavorable resolution of some or all of these matters could materially affect the future results of operations or cash flows in a particular period.

As of December 31, 2010, there was no accrual recorded for any potential losses related to pending litigation.

Contracts

On April 30, 2009, the Company entered into a one year agreement for $750,000 with Konica Minolta to co-develop non-invasive cancer detection products. The Company received $500,000 on May 15, 2009 and the remaining balance of $250,000 was paid on October 29, 2009. The new development agreement follows two years of collaborative preparations to identify large market opportunities that would benefit from the Company’s proprietary technology. The new products, for the detection of lung and esophageal cancer, are based on the Company’s LightTouch non-invasive cervical cancer detection technology, which is undergoing the FDA’s premarket approval process.

On April 28, 2010, the Company entered into a one year agreement for $750,000 with Konica Minolta to co-develop non-invasive cancer detection products. The Company received $500,000 on April 30, 2010, $200,000 in October 2010 and the remaining balance of $50,000 is payable in April 2011. The new development agreement follows two years of collaborative preparations to identify large market opportunities that would benefit from the Company’s proprietary technology. The new products, for the detection of lung and esophageal cancer, are based on the Company’s LightTouch non-invasive cervical cancer detection technology, which is undergoing the FDA’s premarket approval process. In addition, on January 28, 2010, the Company executed a new agreement with Konica Minolta for development of LightTouch prototype devices specifically for the esophageal cancer detection application. In this agreement, Konica Minolta has agreed to pay an additional approximately $1.6 million during 2010 for technical, regulatory and clinical development of prototype devices for esophageal cancer detection. As of December 31, 2010, the Company has been paid in full.